Exhibit 99.1

9/9/2020Nabors Industries Ltd. Barclays CEO Energy-Power ConferencePresented by: William Restrepo Chief Financial Officer1

Forward-Looking StatementsWe often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations.Factors to consider when evaluating these forward-looking statements include, but are not limited to: • the COVID-19 pandemic and its impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to complete, and realize the expected benefits, of strategic transactions;• our ability to retain skilled employees; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including the capital and credit markets.Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows.The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov.Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss), net debt and free cash flow. The components of these non- GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).2

Largest Global Land Driller10,000Employees60+Nationalities15+COUNTRIESIN MARKETS COMPRISING70%OF GLOBAL O&G PRODUCTION United States Saudi Arabia Colombia Argentina Kazakhstan Oman Canada Mexico Kuwait India Algeria Norway UAE Malaysia350+Land Rigs30+Platform Rigs Russia Indonesia3

Nabors Industries – Generating Value for Stakeholders

Ensure client success

- Enhance drilling performance
- Increase reservoir contact
- Deliver better wells

Forward looking innovator

- Leading the digital drilling revolution
- Portfolio of integrated services

Prioritize FCF and debt reduction

Concentration on safety and ESG

Nabors' vision is to extend our position as the Global Performance Driller of Choice.

Committed to achieving Operational Excellence and Mission Zero.

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Strategically Positioned With Our Diversified Portfolio

- Drilling Operations
- Drilling Solutions
- Rig Technologies

Working in tandem to generate superior drilling performance



INTEGRATED DRILLING AND TECHNOLOGY SOLUTIONS

STRONG MULTI-DIMENSIONAL GLOBAL SCALE


REVENUE
2019 Total
46% Int'l
54% Domestic
1H 2020
58% Int'l
42% Domestic


REVENUE
2019 Total
7% Offshore
93% Onshore
1H 2020
10% Offshore
90% Onshore

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Redefining the Drilling EcosystemAdd gray swooshDIGITALIZATIONAUTOMATION INTEGRATIONFOUNDATION Enabled by rig and reduces cycle time Consolidates workflows Replaces 3rd party providers Reduces staffing at the wellsite Pad optimal Integrated subsystems Modular controls6

Nabors’ Three Pillars of StrategyKeys to Nabors’ SuccessDrive Operational Excellence and Improve SafetyLead Digital Revolution in DrillingImprove Financial Strength with Free Cash FlowDriving progress on all three pillars simultaneously7

First Pillar of StrategyFOCUS ON OPERATIONAL EXCELLENCEDeliver operational excellence in all aspects of our business: operations, financial and ESGFirst Half 2020 Update• Growing market share in key basins of the Lower 48• Industry’s highest Lower 48 margins supported by fleet quality, leading drilling performance, innovations in automation and superior safety• Strongest international performance in the industry• Reinforcing and expanding prior ESG initiatives8

Growing Share with Top 20 L48 E&Ps

DRIVE OPERATIONAL EXCELLENCE



February 2020
18%
33%
13%
5%
31%
June 2020
23%
25%
15%
3%
33%
NBR
HP
PTEN
PDS
Other
Source: Enverus

Clients increasingly prefer Nabors rigs,

even as market decline increases customers' optionality among drillers

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Strong Growth in the Lower 48 MarginDRIVE OPERATIONAL EXCELLENCE$11,000$10,000$9,000$8,000$7,000$6,000$5,000Lower 48 Gross Margin per DayUp 51%Solid Margin Growth Driven by: Fleet quality Drilling performance Technology Safety10

Focus on Environmental, Social and Governance

DRIVE OPERATIONAL EXCELLENCE

Positively impacting our employees, contractors, customers, and the communities we serves

E

- Reduced engine oil use by >300,000 gallons
- Completed 17 environmental awareness reviews
- Introduced noise-limiting Canrig® Sigma topdrive

S

- 2019: TRIR company-record low of 0.54
- 2019: 116 rigs LTI-Free
- Community outreach in Education, Safety & Environment, Health & Hunger, Arts

G

- Formed Board-level ESG Committee
- Regular shareholder outreach and engagement at Board and Management levels

Dual-fuel rigs…

Advanced fuel management systems…

Sponsorship of Saudi Arabia Drilling Academy…

Nabors's history is marked by significant ESG initiatives


ENVIRONMENTAL
SOCIAL
GOVERNANCE

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Focus on Mission Zero

DRIVE OPERATIONAL EXCELLENCE

Striving to achieve Mission Zero

- Nabors is the TRIR leader among major drilling contractors
- Nabors TRIR continues to improve while IADC U.S. Land TRIR worsened significantly from 0.89 (Q1 2020) to 1.83 (Q2 2020)



TOGETHER WE ARE MISSION ZERO
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TRIR Comparison
2.5
2.0
1.5
1.0
0.5
0.0
1.84
1.83
0.94
0.59
1Q 2019
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
NBR
IADC U.S. Land
Competitor A
Competitor B

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Second Pillar of Strategy

EXTEND SUPERIOR TECHNOLOGY ROADMAP WITH DIGITALIZATION AND NEXT-GEN EQUIPMENT

Advance leadership of the technology transformation to improve safety & performance, while reducing cost

First Half 2020 Update

- Introduced RigCLOUD® into the market
- Continued penetration of SmartNAV™ and SmartSLIDE™
  Rapid growth of SmartDRILL™ since 2020 introduction
- Initial units of next-gen equipment in the field:
  - Canrig® Sigma topdrive
  - TM-100 wrench
  - PC-3000 wheeled catwalk



Leading the Industry in Technology
Rigs
Drilling automation

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Growing Smart Apps in a Difficult Market

LEAD DIGITAL REVOLUTION

Total Wells Drilled [(1)]	
SmartSLIDE™	515
SmartNAV™	1,165

Market acceptance of Nabors apps increasing based on:

- Technology that generates real value for customers
- Optimal mix of scalability and customization
- Delivers on customers' agenda to reduce personnel and automate
- Line-of-sight to add additional automation technologies on existing Nabors rigs before year-end



SmartApps Penetration Rates
Nabors Lower 48 Rigs
17%
17%
18%
1%
21%
4%
30%
5%
39%
11%
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
SmartNAV™/SmartSLIDE™
SmartDRILL™

(1) Through June 30, 2020

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The Future of Wellbore Placement is Here

LEAD DIGITAL REVOLUTION

Legacy Service

24 people / 6 rigs

- DIRECTIONAL DRILLER (DD)
- MWD ENGINEER

Nabors Integrated Service with Automation and Digital Workflows

5 to 8 people / 6 rigs



REMOTE DIGITAL SPECIALIST

DAY AND NIGHT

RIGLINE 24/7 Digital Operations Center (SmartDOC™)

6 RIGS MANAGED PER POD IN SmartDOC™

3 to 6 field personnel support 6 rigs

= SKILLS OF BOTH DD AND MWD

Reduces staffing and mitigates human error

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RigCLOUD® Platform
LEAD DIGITAL REVOLUTION
DRIVES APP GROWTH – DIFFERENTIATES NABORS IN THE MARKET
2
Data is delivered from edge devices to the cloud
3
Real-time visibility and analytics drive performance
DRILLING ENGINEER
MANAGER
DATA ANALYST
Ecosystem with
Real-time Collaborative Apps
RigCLOUD®
RigCLOUD® Edge
Remote Visualization
Digital Operations Center
Cybersecurity
Partner Apps
RigCLOUD® LiveOps
RigCLOUD® Metrics
SmartPLAN™
SmartNAV™
MWD Suite™
1
Field crew executes drilling plan using RigCLOUD® applications
FIELD CREW
4
Remote team in Digital Operations Center manages instructions
REMOTE OPERATOR
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Advancing Automation

LEAD DIGITAL REVOLUTION

Leading Robotic Technology

- Leading change to next generation of robotic rig equipment through partnerships driving further digital transformation
- Full size simulation capabilities and "twin"
- All electric, environmentally friendly



Canrig® Sigma



PC-3000 Wheeled Catwalk



TM-100 Wrench



Robotic Pipe Handler



Drill Floor Robot



Robotic Roughneck



Multi-size Elevator

Advancing Product Leadership

- Continuous product improvements to satisfy industry demand for best in class performance
- Next Generation equipment
  - Top Drive
  - Wheeled Catwalk
  - Automated Wrench
- Integrates with RigCLOUD®
- Advanced operating system

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Third Pillar of StrategyIMPROVE FINANCIAL STRENGTHReduce Debt with Free Cash FlowFirst Half 2020 Update• Building on 2019 free cash flow(1)• 2020 YTD net debt reduction of nearly $100 million• Extended nearly $1 billion in debt maturities• Cash, cash equivalents and S-T investments total $494 million (2)• Availability under credit facility of 454 million (2)(1) Free Cash Flow defined as Net cash provided by operating activities less Net cash used for investing activities. (2) As of June 30, 202018

Strong Focus on Overhead Costs and Capital DisciplineIMPROVE FINANCIAL STRENGTHActions Supporting 2020 Free Cash Flow Totaling $220 millionConsistent reductions in capital spending($ in Millions)Reduced overhead costsRe-evaluated structure and processes$600 $500 $400 $300 $200 $100 $0Capital ExpendituresDown 58%Reduced capital20172018201920202020spendingActualActualActualOriginal Current19

Significant Improvement in Net DebtIMPROVE FINANCIAL STRENGTHApproaching $1 billion net debt reduction since 2017 $2.2 billion target$3.9$3.7$3.5$3.3$3.1$2.9$2.7$2.5Net Debt (1)Down 25% since 20177.0x6.0x5.0x4.0x3.0x2.0xNet Debt to EBITDA(2)3+ Turn Improvement2017 2018 2019 1H 20202012 2013 2014 2015 2016 2017 2018 2019 1H 2020(1) As of year-end, except for 2020 which was as of 06/30/2020. (2) Trailing 12-month EBITDA.20

Debt Maturity Profile as of June 30, 2020IMPROVE FINANCIAL STRENGTH$1,000$800$600$400560484775600484454Debt @ 6/30/2020Total Debt $3.28Bn(2)Cash & Cash Equivalents $0.48Bn$200139 155 193400Total Debt less Cash & Cash Equivalents$2.79Bn(2)$0 2020 2021 2022 2023 2024 2025 2026 2027 2028 Available Liquidity (1)Undrawn RCF Capacity $0.45BnNotes Outstanding(2)Revolving Credit FacilityCash and Cash Equivalents(1) Remaining RCF capacity plus cash and cash equivalents. (2) Debt balances reflect carrying values as of June 30, 2020.21

Investment ThesisDriving the Evolution of Drilling Technology with the Leading Position in Automated Drilling Systems and Digitalization, the Largest Footprint on a Global Scale and the Most Advanced Rig Fleet22

Investment Thesis

HIGH-VALUE GROWTH WHILE IMPROVING LEVERAGE

Multiple avenues for growth
- Global drilling
- Drilling Automation
- Robotics

Diversification
- Targeting lines of business with high margins and low capital intensity

Improving leverage and liquidity
- Reducing debt with free cash flow
- Extended debt maturity

Nabors strives to continuously improve its position as the global performance driller of choice

- Growing with new technologies
- Creating value for customers
- Generating returns for investors

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Contact us:William C. Conroy, CFAEmail: William.conroy@nabors.comKara K. PeakEmail: kara.peak@nabors.comHouston Office515 West Greens Road, Suite 1200 Houston, TX 77067nabors.com